Exhibit 10.37

LETTER AGREEMENT

ACE Convergence Acquisition Corp.
1013 Centre Road, Suite 403S
Wilmington, DE 19805

Tempo Automation, Inc.
2460 Alameda St.
San Francisco, CA 94103

July 1, 2022

ACE SO3 SPV

8 Marina View, #43-01, Asia Square Tower 1

Singapore 018960

To whom it may concern:

Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of March 16, 2022, by and among ACE Convergence Acquisition Corp. (“ACE”), Tempo Automation, Inc. (“Tempo”) and ACE SO3 SPV Limited (“ACE SO3”).

ACE, Tempo and ACE SO3 agree that the Securities Purchase is, as of the date this letter is fully executed by the parties hereto, terminated in its entirety by mutual agreement. The parties hereto mutually acknowledge and agree that they have no rights, claims or obligations arising from the Securities Purchase Agreement or the termination thereof.

[Signature Page Follows]

Please indicate your acceptance of this Letter by signing in the space provided below.

Very truly yours,

ACE Convergence Acquisition Corp.

			By:	/s/ Behrooz Abdi
				Name:	Behrooz Abdi
				Title:	Chief Executive Officer

Tempo Automation, Inc.

			By:	/s/ Joy Weiss
				Name:	Joy Weiss
				Title:	Chief Executive Officer

Agreed and accepted as of the date first written above:

ACE SO3 SPV Limited

By:	/s/ Denis Tse
	Name:	Denis Tse
	Title:	Director

[Signature Page to Letter Agreement]